Exhibit 10.46


                                HORIZON PCS, INC.

                      HORIZON PERSONAL COMMUNICATIONS, INC.
                  BRIGHT PERSONAL COMMUNICATIONS SERVICES, LLC



                                  $175,000,000

                          13 3/4% Senior Notes due 2011




                               PURCHASE AGREEMENT



                                December 4, 2001



                     CREDIT SUISSE FIRST BOSTON CORPORATION
                          FIRST UNION SECURITIES, INC.
                            BEAR, STEARNS & CO. INC.
                              LEHMAN BROTHERS INC.



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                                  $175,000,000

                                HORIZON PCS, INC.

                      HORIZON PERSONAL COMMUNICATIONS, INC.
                  BRIGHT PERSONAL COMMUNICATIONS SERVICES, LLC


                          13 3/4% Senior Notes due 2011




                               PURCHASE AGREEMENT



                                                                December 4, 2001
CREDIT SUISSE FIRST BOSTON CORPORATION
FIRST UNION SECURITIES, INC.
BEAR, STEARNS & CO. INC.
LEHMAN BROTHERS INC.
c/o Credit Suisse First Boston Corporation
11 Madison Avenue
New York, New York 10010

Dear Sirs:

     Horizon PCS, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to Credit Suisse First Boston Corporation, First Union Securities, Inc., Bear, Stearns & Co. Inc. and Lehman Brothers Inc. (each, an "Initial Purchaser" and collectively, the "Initial Purchasers") the Company's 13 3/4% Senior Notes due 2011 (the "Initial Notes"), subject to the terms and conditions set forth herein. The Initial Notes are to be issued pursuant to the provisions of an indenture (the "Indenture"), to be dated as of the Closing Date (as defined below), among the Company, the Guarantors (as defined below) and Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee"). The Initial Notes and the Exchange Notes (as defined below) issuable in exchange therefor are collectively referred to herein as the "Notes." The Notes will be guaranteed (the "Guarantees") by Horizon Personal Communications, Inc., an Ohio corporation ("PerCom"), Bright Personal Communications Services, LLC, an Ohio limited liability company ("Bright"), and by future subsidiaries of the Company that become Restricted Subsidiaries (as defined in the Indenture) other than Foreign Subsidiaries (as defined in the Indenture) (each of PerCom, Bright and such future subsidiaries are referred to as a "Guarantor" and collectively as the "Guarantors"). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture.

     The Company will deposit a portion of the net proceeds from the offering of the Initial Notes into an escrow account (the "Escrow Account"), pursuant to a



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pledge and escrow agreement (the "Pledge and Escrow Agreement"),  to be dated as of the Closing Date, among the Company, the Guarantors and Wells Fargo Bank Minnesota, National Association, as escrow agent (the "Escrow Agent"), to be used to make the first four semi-annual interest payments on the Notes.

     1. Offering Circular. The Initial Notes will be offered and sold to the Initial Purchasers pursuant to one or more exemptions from the registration requirements under the Securities Act of 1933, as amended (the "Act"). The Company and the Guarantors have prepared a preliminary offering circular, dated November 27, 2001 (the "Preliminary Offering Circular") and a final offering circular, dated December 4, 2001 (the "Offering Circular"), relating to the Notes and the Guarantees.

     Upon original issuance thereof, and until such time as the same is no longer required pursuant to the Indenture, the Initial Notes (and all securities issued in exchange therefor, in substitution thereof or upon conversion thereof) shall bear a legend in substantially the following form, together with such other legends as may be set forth in the Indenture:

          "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

          (1) REPRESENTS THAT (i) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE ACT)(A "QIB"), (ii) IT HAS ACQUIRED THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE ACT OR (iii) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE ACT (AN "IAI")),

          (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (i) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (ii) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (iii) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF THE ACT, (iv) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE ACT, (v) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS SECURITY (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE


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          TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE  WITH THE ACT, (vi)
          IN   ACCORDANCE   WITH  ANOTHER   EXEMPTION   FROM  THE   REGISTRATION
          REQUIREMENTS  OF THE  ACT  (AND  BASED  UPON  AN  OPINION  OF  COUNSEL
          ACCEPTABLE  TO  THE  COMPANY)  OR  (vii)   PURSUANT  TO  AN  EFFECTIVE
          REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND

          (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

          AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE ACT. THE INDENTURE CONTAINS PROVISIONS REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THESE SECURITIES IN VIOLATION OF THE FOREGOING."

     2. Agreements to Sell and Purchase. On the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions contained herein, the Company agrees to issue and sell to the Initial Purchasers, and each Initial Purchaser, severally and not jointly, agrees to purchase from the Company, the principal amounts of Initial Notes set forth opposite the name of such Initial Purchaser in Schedule A attached hereto at a purchase price equal to 97% of the principal amount thereof (the "Purchase Price").

     3. Terms of Offering. The Initial Purchasers have advised the Company that the Initial Purchasers will make offers (the "Exempt Resales") of the Initial Notes purchased hereunder on the terms set forth in the Offering Circular, as amended or supplemented, solely to (i) persons whom the Initial Purchasers reasonably believe to be "qualified institutional buyers" as defined in Rule 144A under the Act ("QIBs") and (ii) persons permitted to purchase Initial Notes in offshore transactions in reliance upon Regulation S under the Act (each, a "Regulation S Purchaser") (such persons specified in clauses (i) and (ii) being referred to herein as the "Eligible Purchasers"). The Initial Purchasers will offer the Initial Notes to Eligible Purchasers initially at a price equal to 100% of the principal amount thereof. Such price may be changed at any time without notice.

     Holders (including subsequent transferees) of the Initial Notes will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement"), to be dated the Closing Date, in substantially the form of Exhibit A hereto, for so long as such Initial Notes constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company and the Guarantors will agree to file with the Securities and Exchange Commission (the "Commission") under the circumstances set forth therein, (x) a registration statement under the Act (the "Exchange Offer Registration Statement") relating to the Company's 13 3/4% Senior Notes due 2011 (the "Exchange Notes"), to be offered in exchange for the Initial Notes (such offer to exchange being referred


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to as  the  "Exchange  Offer")  and  the  Guarantees  thereof  and  (y) a  shelf
registration   statement  pursuant  to  Rule  415  under  the  Act  (the  "Shelf
Registration Statement" and, together with the Exchange Offer Registration Statement, the "Registration Statements") relating to the resale by certain holders of the Initial Notes and to use their respective best efforts to cause such Registration Statements to be declared and remain effective and usable for the periods specified in the Registration Rights Agreement and to consummate the Exchange Offer. This Agreement, the Indenture, the Notes, the Guarantees, the
Pledge  and  Escrow  Agreement  and  the   Registration   Rights  Agreement  are
hereinafter sometimes referred to collectively as the "Operative Documents."

     4. Delivery and Payment.

          (a) Delivery of, and payment of the Purchase Price for, the Initial Notes shall be made at the offices of Latham & Watkins, New York, New York, or such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:00 a.m. New York City time, on December 7, 2001, or at such other time on the same date or such other date as shall be agreed upon by the Initial Purchasers and the Company in writing. The time and date of such delivery and the payment for the Initial Notes are herein called the "Closing Date."

          (b) One or more of the Initial Notes in definitive global form, registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC"), having, in the case of the Initial Notes, an aggregate principal amount corresponding to the aggregate principal amount of the Initial Notes (collectively, the "Global Note"), shall be delivered by the Company to the Initial Purchasers (or as the Initial Purchasers direct) in each case with any transfer taxes thereon duly paid by the Company against payment by the Initial Purchasers of the Purchase Price thereof by wire transfer in same day funds to the order of the Company. The Global Note shall be made available to the Initial Purchasers for inspection not later than 9:30 a.m., New York City time, on the business day immediately preceding the Closing Date.

     5. Agreements of the Company and the Guarantors. Each of the Company and the Guarantors hereby agrees with the Initial Purchasers as follows:

          (a) To advise the Initial Purchasers promptly and, if requested by the Initial Purchasers, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Initial Notes for offering or sale in any jurisdiction designated by the Initial Purchasers pursuant to Section 5(e) hereof, or the initiation of any proceeding by any state securities commission or any other federal or state regulatory authority for such purpose and (ii) of the happening of any event during the period referred to in Section 5(c) below that makes any statement of a material fact made in the Preliminary Offering Circular or the Offering Circular untrue or that requires any additions to or changes in the Preliminary Offering Circular or the Offering Circular in order to make the statements therein not misleading. The Company and the Guarantors shall use their best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Initial Notes under any state


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securities or Blue Sky laws and, if at any time any state securities  commission or other federal or state regulatory authority shall issue an order suspending the qualification or exemption of any Initial Notes under any state securities or Blue Sky laws, the Company and the Guarantors shall use their best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

          (b) To furnish the Initial Purchasers and those persons identified by the Initial Purchasers to the Company as many copies of the Preliminary Offering Circular and the Offering Circular, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request for the time period specified in Section 5(c). Subject to the Initial Purchasers' compliance with their representations and warranties and agreements set forth in Section 7 hereof, the Company consents to the use of the Preliminary Offering Circular and the Offering Circular, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchasers in connection with Exempt Resales.

          (c) During such period as in the opinion of counsel for the Initial Purchasers an Offering Circular is required by law to be delivered in connection with Exempt Resales by the Initial Purchasers and in connection with market-making activities of the Initial Purchasers for so long as any Initial Notes are outstanding, (i) not to make any amendment or supplement to the Offering Circular of which the Initial Purchasers shall not previously have been advised or to which the Initial Purchasers shall reasonably object after being so advised and (ii) to prepare promptly upon the Initial Purchasers' reasonable request, any amendment or supplement to the Offering Circular that may be necessary or advisable in connection with such Exempt Resales or such market-making activities.

          (d) If, during the period referred to in Section 5(c) above, any event shall occur or condition shall exist as a result of which, in the opinion of counsel to the Initial Purchasers, it becomes necessary to amend or supplement the Offering Circular in order to make the statements therein, in the light of the circumstances when such Offering Circular is delivered to an Eligible Purchaser, not misleading, or if, in the opinion of counsel to the Initial Purchasers, it is necessary to amend or supplement the Offering Circular to comply with any applicable law, forthwith to prepare an appropriate amendment or supplement to such Offering Circular so that the statements therein, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Offering Circular will comply with applicable law, and to furnish to the Initial Purchasers and such other persons as the Initial Purchasers may designate such number of copies thereof as the Initial Purchasers may reasonably request.

          (e) Prior to the sale of all Initial Notes pursuant to Exempt Resales as contemplated hereby, to cooperate with the Initial Purchasers and counsel to the Initial Purchasers in connection with the registration or qualification of the Initial Notes for offer and sale to the Initial Purchasers and pursuant to Exempt Resales under securities or Blue Sky laws as the Initial Purchasers may request and to continue such registration or qualification in effect so long as required for Exempt Resales and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that neither the Company nor any Guarantor shall be required in connection therewith to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation other than as to matters and transactions relating to the Preliminary Offering Circular, the Offering Circular or Exempt Resales in any jurisdiction in which it is not now so subject.



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          (f) So  long as any  Notes  are  outstanding,  (i) to  mail  and  make generally available as soon as practicable after the end of each fiscal year to the record holders of the Notes a financial report of the Company and its subsidiaries on a consolidated basis (and a similar financial report of all unconsolidated subsidiaries, if any), all such financial reports to include a
consolidated   balance  sheet,  a  consolidated   statement  of  operations,   a
consolidated   statement  of  cash  flows  and  a   consolidated   statement  of
stockholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by the Company's independent public accountants and (ii) to mail and make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, a consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows (and similar financial reports of all unconsolidated subsidiaries, if any) as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year.

          (g) So long as any Notes are outstanding, to furnish to the Initial Purchasers as soon as available copies of all reports or other communications furnished by the Company or any of the Guarantors to its security holders in their capacities as such or publicly available documents furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company or any of the Guarantors is listed and such other publicly available information concerning the Company and/or its subsidiaries as the Initial Purchasers may reasonably request.

          (h) So long as any of the Initial Notes remain outstanding and during any period in which the Company and the Guarantors are not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to make available to any holder of Initial Notes in connection with any sale thereof and any prospective purchaser of such Initial Notes from such holder, the information ("Rule 144A Information") required by Rule 144A(d)(4) under the Act.

          (i) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the obligations of the Company and the Guarantors under this Agreement, including: (i) the fees, disbursements and expenses of counsel to the Company and the Guarantors and accountants of the Company and the Guarantors in connection with the sale and delivery of the Initial Notes to the Initial Purchasers and pursuant to Exempt Resales, and all other fees and expenses in connection with the preparation, printing, filing and distribution of the Preliminary Offering Circular, the Offering Circular and all amendments and supplements to any of the foregoing (including financial statements), including the mailing and delivering of copies thereof to the Initial Purchasers and persons designated by it in the quantities specified herein, (ii) all costs and expenses related to the transfer and delivery of the Initial Notes to the Initial Purchasers and pursuant to Exempt Resales, including any transfer or other taxes payable thereon, (iii) all costs of printing or reproducing this Agreement, the other Operative Documents and any other agreements or documents in connection with the offering, purchase, sale or delivery of the Initial Notes, (iv) all expenses in connection with the registration or qualification of the Initial Notes and the Guarantees thereof for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any preliminary and supplemental Blue Sky


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memoranda  in  connection  therewith  (including  the  filing  fees and fees and disbursements of counsel for the Initial Purchasers in connection with such registration or qualification and memoranda relating thereto), (v) the cost of printing certificates representing the Initial Notes and the Guarantees thereof,
(vi) all expenses and listing fees in connection with the application for quotation of the Initial Notes in the National Association of Securities Dealers, Inc. ("NASD") Automated Quotation System - PORTAL ("PORTAL"), (vii) the fees and expenses of the Trustee and the Trustee's counsel in connection with the Indenture, the Notes and the Guarantees, (viii) the fees and expenses of the Escrow Agent and the Escrow Agent's counsel in connection with the Pledge and Escrow Agreement and the Escrow Account, (ix) the costs and charges of any transfer agent, registrar and/or depositary (including DTC), (x) any fees charged by rating agencies for the rating of the Notes, (xi) all costs and expenses of the Exchange Offer, any Registration Statement, as set forth in the Registration Rights Agreement, and (xii) all other costs and expenses incident to the performance of the obligations of the Company and the Guarantors hereunder for which provision is not otherwise made in this Section.

          (j) To use its best efforts to effect the inclusion of the Initial Notes in PORTAL and to maintain the listing of the Initial Notes on PORTAL for so long as the Initial Notes are outstanding.

          (k) To obtain the approval of DTC for "book-entry" transfer of the Notes, and to comply with all of its agreements set forth in the representation letters of the Company and the Guarantors to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.

          (l) During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise transfer or dispose of any securities of the Company or any Guarantor or any warrants, rights or options to purchase or otherwise acquire securities of the Company or any Guarantor substantially similar to any of the Notes and the Guarantees (other than (i) the Notes and the Guarantees and (ii) commercial paper issued in the ordinary course of business), without the prior written consent of the Initial Purchasers.

          (m) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Initial Notes to the Initial Purchasers or pursuant to Exempt Resales in a manner that would require the registration of any such sale of the Initial Notes under the Act.

          (n) Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of any Notes and the Guarantees.

          (o) To cause the Exchange Offer to be made in the appropriate form to permit Exchange Notes and the Guarantees thereof by the Guarantors registered pursuant to the Act to be offered in exchange for the Initial Notes and the Guarantees thereof and to comply with all applicable federal and state securities laws in connection with the Exchange Offer.



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

          (p) To comply with all of its agreements set forth in the Registration Rights Agreement.

          (q) To comply with all of its agreements set forth in the Pledge and Escrow Agreement.

          (r) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Initial Notes and the Guarantees thereof.

     6. Representations, Warranties and Agreements of the Company and the Guarantors. As of the date hereof, each of the Company and the Guarantors, jointly and severally, represents and warrants to, and agrees with, the Initial Purchasers that:

          (a) The Preliminary Offering Circular, as of its date, and the Offering Circular do not, and any supplement or amendment to them will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to statements in or omissions from the Preliminary Offering Circular or the Offering Circular (or any supplement or amendment thereto) based upon information relating to the Initial Purchasers furnished to the Company in writing by the Initial Purchasers expressly for use therein. No stop order preventing the use of the Preliminary Offering Circular or the Offering
Circular, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued.

          (b) Each of the Company and its subsidiaries has been duly organized, is validly existing in good standing under the laws of its jurisdiction of organization and has the power and authority to carry on its business as described in the Preliminary Offering Circular and the Offering Circular and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation or limited liability company authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect").

          (c) All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, nonassessable and not subject to any preemptive or similar rights (except those granted to the holders of the Company's Series A Convertible Preferred Stock). The authorized capital stock of the Company conforms to the description thereof contained in the Offering Circular.

          (d) The entities listed on Schedule B hereto are the only subsidiaries, direct or indirect, of the Company. All of the outstanding shares of capital stock or membership interests of each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable, and are owned by the Company, directly or indirectly through one


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or more  subsidiaries,  free and clear of any security  interest,  claim,  lien, encumbrance or adverse interest of any nature (each, a "Lien"), except as expressly provided under the credit agreement, dated as of September 26, 2000, among PerCom and Bright, as borrowers, the Company, as guarantor, First Union National Bank, as administrative agent, WestDeutsche Landesbank Girozentrale, as syndication agent and arranger, First Union Securities, Inc., as sole lead arranger and sole book runner and the lenders party thereto, relating to the $250.0 million senior secured credit facility (as amended by the First Amendment to Credit Agreement, dated as of November 20, 2000, the Second Amendment to Credit Agreement, dated as of June 29, 2001, and the Third Amendment to Credit Agreement, dated as November 26, 2001, the "Credit Agreement") and the Sprint PCS Management Agreement (as defined below).

          (e) This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors. This Agreement conforms to the description hereof contained in the Offering Circular.

          (f) The Indenture has been duly authorized by the Company and each of the Guarantors and, on the Closing Date, will have been validly executed and delivered by the Company and each of the Guarantors. When the Indenture has been validly executed and delivered by the Company and each of the Guarantors, the Indenture will be a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "TIA"), and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.

          (g) The Initial Notes have been duly authorized and, on the Closing Date, will have been validly executed and delivered by the Company. When the Initial Notes have been issued, executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Initial Notes will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and
(ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Initial Notes will conform to the description thereof contained in the Offering Circular.

          (h) The Exchange Notes have been duly authorized by the Company. When the Exchange Notes are issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Exchange Notes will be entitled to the benefits of the Indenture and will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and
(ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. When the Exchange Notes are issued, authenticated and delivered, the Exchange Notes will conform to the description thereof contained in the Offering Circular.

          (i) The Guarantee to be endorsed on the Initial Notes by each Guarantor has been duly authorized by such Guarantor and, on the Closing Date, will have been duly executed and delivered by each such Guarantor. When the Initial Notes have been issued, executed and authenticated in accordance with the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Guarantee of each Guarantor endorsed thereon will be entitled to the benefits of the Indenture and will be the valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Guarantees to be endorsed on the Initial Notes will conform to the description thereof contained in the Offering Circular.

          (j) The Guarantee to be endorsed on the Exchange Notes by each Guarantor has been duly authorized by such Guarantor and, when issued, will have been duly executed and delivered by each such Guarantor. When the Exchange Notes have been issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Guarantee of each Guarantor endorsed thereon will be entitled to the benefits of the Indenture and will be the valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. When the Exchange Notes are issued, authenticated and delivered, the Guarantees endorsed on the Exchange Notes will conform to the description thereof in the Offering Circular.

          (k) The Registration Rights Agreement has been duly authorized by the Company and each of the Guarantors and, on the Closing Date, will have been validly executed and delivered by the Company and each of the Guarantors. When the Registration Rights Agreement has been validly executed and delivered, the Registration Rights Agreement will be a valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each Guarantor in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Registration Rights Agreement will conform to the description thereof contained in the Offering Circular.

          (l) The Pledge and Escrow Agreement has been duly authorized by the Company and each Guarantor and, on the Closing Date, will have been validly executed and delivered by the Company and each of the Guarantors. When the Pledge and Escrow Agreement has been validly executed and delivered by the Company and each of the Guarantors, the Pledge and Escrow Agreement will be a valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each Guarantor in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Pledge and Escrow Agreement will conform to the description thereof contained in the Offering Circular.

          (m) Neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws (or similar governing documents) or, except as disclosed in the Offering Circular, in default in any material respect in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound.

          (n) The execution, delivery and performance of this Agreement and the other Operative Documents by the Company and each of the Guarantors, compliance by the Company and each such Guarantor with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states or under the Act as to the registration required under the Registration Rights Agreement), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws (or similar governing documents) of the Company or any of its subsidiaries or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, any of its subsidiaries or their respective property, (iv) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, or (v) result in the termination, suspension or revocation of any Authorization (as defined below) of the Company or any of its subsidiaries or result in any other impairment of the rights of the holder of any such Authorization.

          (o) There are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is or could be a party or to which any of their respective property is or could be subject, which might result, singly or in the aggregate, in a Material Adverse Effect.

          (p) Neither the Company nor any of its subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any provisions of the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

          (q) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any Authorization, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.

          (r) Each of the Company and its subsidiaries has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "Authorization") of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Each such Authorization is valid and in full force and effect and each of the Company and its subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and such Authorizations contain no restrictions that are burdensome to the Company or any of its subsidiaries; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect.

          (s) The accountants that have certified the financial statements and supporting schedules included in the Preliminary Offering Circular and the Offering Circular are independent public accountants with respect to the Company and the Guarantors, as required by the Act and the Exchange Act. The historical financial statements, together with related schedules and notes, set forth in the Preliminary Offering Circular and the Offering Circular comply as to form in all material respects with the requirements applicable to registration statements on Form S-1 under the Act.

          (t) The historical financial statements, together with related schedules and notes forming part of the Offering Circular (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Offering Circular at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Offering Circular (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

          (u) Except as disclosed in the Offering Circular, there are no contracts, agreements or understandings between the Company or any Guarantor and any person granting such person the right to require the Company or such Guarantor to file a registration statement under the Act with respect to any debt securities of the Company or such Guarantor or to require the Company or such Guarantor to include such securities with the Notes and Guarantees registered pursuant to any Registration Statement.

          (v) Neither the Company nor any of its subsidiaries nor any agent thereof acting on their behalf has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Initial Notes to violate Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

          (w) None of the Company or any of the Guarantors are, and, after giving effect to the offering and sale of the Initial Notes and the application of the proceeds thereof as described in the Offering Circular, will be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

          (x) No "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act (i) has imposed (or has informed the Company or any Guarantor that it is considering imposing) any condition (financial or otherwise) on the Company's or any Guarantor's retaining any rating assigned to the Company or any Guarantor, any securities of the Company or any Guarantor or (ii) has indicated to the Company or any Guarantor that it is considering (a) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any change in the outlook for any rating of the Company, any Guarantor or any securities of the Company or any Guarantor. It being understood that, as of the date hereof, Moody's Investors Services, Inc. has assigned a Caa1 rating with a negative outlook, and Standard & Poor's Ratings Services has assigned a CCC rating with a stable outlook, to the Company's securities.

          (y) Since the respective dates as of which information is given in the Offering Circular other than as set forth in the Offering Circular (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement),
(i) there has not occurred any material adverse change or any development that could reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there has not been any material adverse change or any development that could reasonably be expected to result in a material adverse change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and (iii) other than in the ordinary course of business, neither the Company nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent.

          (z) Each of the Preliminary Offering Circular and the Offering Circular, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Act.

          (aa) When the Initial Notes and the Guarantees thereof are issued and delivered pursuant to this Agreement, neither the Initial Notes nor the Guarantees thereof will be of the same class (within the meaning of Rule 144A under the Act) as any security of the Company or any Guarantor that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated inter-dealer quotation system.

          (bb) No form of general solicitation or general advertising (as defined in Regulation D under the Act) was used by the Company, the Guarantors or any of their respective representatives (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) in connection with the offer and sale of the Initial Notes contemplated hereby, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Initial Notes have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

          (cc) Prior to the effectiveness of any Registration Statement, the Indenture is not required to be qualified under the TIA.

          (dd) None of the Company, the Guarantors nor any of their respective affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S under the Act ("Regulation S") with respect to the Initial Notes or the Guarantees thereof.

          (ee) None of the Company or the Guarantors has taken or omitted to take or will take or omit to take any action that results in the Initial Notes offered and sold in reliance on Regulation S not to be offered and sold only in offshore transactions.

          (ff) The sale of the Initial Notes pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

          (gg) No registration under the Act of the Initial Notes or the Guarantees thereof is required for the sale of the Initial Notes and the Guarantees thereof to the Initial Purchasers as contemplated hereby or for the Exempt Resales assuming the accuracy of the Initial Purchasers' representations and warranties and agreements set forth in Section 7 hereof.

          (hh) The Company, the Guarantors and their respective affiliates and all persons acting on their behalf (other than the Initial Purchases, as to whom the Company and the Guarantors make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Initial Notes outside the United States and, in connection therewith, the Offering Circular contains the disclosure required by Rule 902(g)(2).

          (ii) The Company is a "reporting issuer", as defined in Rule 902 under the Act.

          (jj) No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries, on the other hand, that is required by the Act to be described in a registration statement on Form S-1 under the Act which is not so described in the Offering Circular.

          (kk) The indebtedness represented by the Initial Notes is being incurred for proper purposes and in good faith; on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Initial Notes), each of the Company and the Guarantors will be solvent, will have sufficient capital for carrying on their respective business and will be able to pay their respective debts as they mature.

          (ll) The Company has provided the Initial Purchasers and counsel for the Initial Purchasers true and correct copies of (A) each and every agreement (or, if an agreement has not been reduced to writing, a written enumeration of the terms of such agreement) between and among the Company and any Related Party (as such term is defined below), on the one hand, and Sprint PCS and any Related Party on the other, including in each case any amendments and addenda thereto and restatements thereof, as in effect on the date hereof (collectively, the "Sprint Agreements") and (B) all material documents and correspondence relating to such agreements. For purposes of this subparagraph and the immediately following subparagraph, "Related Party" shall have the meaning given to such term in the Schedule of Definitions incorporated by reference in those certain Sprint PCS Management Agreements, as amended, executed by PerCom and Sprint PCS as of June 8, 1998 and by Bright and Sprint PCS as of October 13, 1999 (the "Sprint PCS Management Agreements").

          (mm) Each of the Sprint Agreements (A) has been duly authorized, executed and delivered by, (B) constitutes the valid and binding obligation of, and (C) is enforceable in accordance with its terms against PerCom or Bright, as the case may be, and any Related Party, to the extent each is a party thereto. On the Closing Date, each of the Sprint Agreements will conform to the description thereof contained in the Offering Circular in all material respects.

          (nn) The performance of the Sprint Agreements (including, without limitation, the Sprint PCS Management Agreement) by the Company and any of its affiliates that are a party thereto, the compliance by the Company and such affiliates with all the provisions thereof and the consummation of the transactions contemplated thereby do not (A) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency, (B) conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event which with notice or lapse of time, or both, would constitute a breach of or a default under), the certificate of incorporation or by-laws (or similar governing document) of the Company or any of its subsidiaries or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, (C) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, any of its subsidiaries or their respective property or (D) result in the suspension, termination or revocation of any material Authorization of the Company or any of its subsidiaries or any other impairment of the rights of the holder of any such Authorization.

          (oo) Each of the Sprint Agreements (including, without limitation, the Sprint PCS Management Agreement) is, and the Sprint Agreements viewed as a whole are, consistent with the terms and conditions of the License (as such term is defined in the Sprint PCS Management Agreement) and not otherwise contrary to Federal Communications Commission policies, rules and regulations or other applicable law, rules or regulations.

          (pp) The statistical and market-related data included in the Offering Circular are based on or derived from sources that the Company believes to be reliable and accurate.

          (qq) Each certificate signed by any officer of the Company or any Guarantor and delivered to the Initial Purchasers or counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company or such Guarantor to the Initial Purchasers as to the matters covered thereby.

     The Company and each Guarantor acknowledge that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 9 hereof, counsel to the Company and the Guarantors and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

     7. Initial Purchasers' Representations and Warranties. Each of the Initial Purchasers, severally and not jointly, represents and warrants to the Company and the Guarantors, and agrees that:

          (a) Such Initial Purchaser is either a QIB or an institutional "accredited investor," as defined in Rule 501(a) (1), (2), (3) or (7) under the Act (an "Accredited Institution"), in either case, with such knowledge and experience in financial and business matters as is necessary in order to evaluate the merits and risks of an investment in the Initial Notes.

          (b) Such Initial Purchaser (A) is not acquiring the Initial Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Initial Notes in a transaction that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Initial Notes only to
(y) QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A and (z) in offshore transactions in reliance upon Regulation S under the Act.

          (c) Such Initial Purchaser represents and agrees that no form of general solicitation or general advertising (within the meaning of Regulation D under the Act) has been or will be used by such Initial Purchaser or any of its representatives in connection with the offer and sale of the Initial Notes pursuant hereto, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

          (d) Such Initial Purchaser represents and agrees that, in connection with Exempt Resales, such Initial Purchaser will solicit offers to buy the Initial Notes only from, and will offer to sell the Initial Notes only to, Eligible Purchasers. Each Initial Purchaser further agrees that it will offer to sell the Initial Notes only to, and will solicit offers to buy the Initial Notes only from (A) Eligible Purchasers that the Initial Purchaser reasonably believes are QIBs and (B) Regulation S Purchasers, in each case, that agree that (x) the Initial Notes purchased by them may be resold, pledged or otherwise transferred within the time period referred to under Rule 144(k) (taking into account the provisions of Rule 144(d) under the Act, if applicable) under the Act, as in effect on the date of the transfer of such Initial Notes, only (I) to the Company or any of its subsidiaries, (II) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A under the Act, (III) in an offshore transaction (as defined in Rule 902 under the Act) meeting the requirements of Rule 904 of the Act, (IV) in a transaction meeting the requirements of Rule 144 under the Act, (V) to an Accredited Institution that, prior to such transfer, furnishes the Trustee a signed letter containing certain representations and agreements relating to the registration of transfer of such Initial Notes and, if such transfer is in respect of an aggregate principal amount of Initial Notes less than $250,000, an opinion of counsel acceptable to the Company that such transfer is in compliance with the Act, (VI) in accordance with another exemption from the registration requirements of the Act (and based upon an opinion of counsel acceptable to the Company) or (VII) pursuant to an effective registration statement and, in each case, in accordance with the applicable securities laws of any state of the United States or any other applicable jurisdiction and (y) they will deliver to each person to whom such Initial Notes or an interest therein is transferred a notice substantially to the effect of the foregoing.

          (e) Such Initial Purchaser and its affiliates or any person acting on its or their behalf have not engaged or will not engage in any directed selling efforts within the meaning of Regulation S with respect to the Initial Notes or the Guarantees thereof.

          (f) The Initial Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

          (g) The sale of the Initial Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

          (h) Such Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Initial Notes in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 under the Act (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Initial Notes pursuant hereto and the Closing Date, other than in accordance with Regulation S of the Act or another exemption from the registration requirements of the Act. Such Initial Purchaser agrees that, during such 40-day distribution compliance period, it will not cause any advertisement with respect to the Initial Notes (including any "tombstone" advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Initial Notes, except such advertisements as are permitted by and include the statements required by Regulation S.

          (i) Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Initial Notes by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day distribution compliance period referred to in Rule 903(c)(2) under the Act, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

          "The Notes covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S under the Securities Act (or Rule 144A or to Accredited Institutions in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Notes covered hereby in reliance on Regulation S during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S."

     Such Initial Purchaser acknowledges that the Company and the Guarantors and, for purposes of the opinions to be delivered to each Initial Purchaser pursuant to Section 9 hereof, counsel to the Company and the Guarantors and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and such Initial Purchaser hereby consents to such reliance.

     8. Indemnification and Contribution.

          (a) The Company and each Guarantor will indemnify and hold harmless each Initial Purchaser, its partners, directors and officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Initial Purchaser may become subject, under the Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Circular, or any amendment or supplement thereto, or the Preliminary Offering Circular or any Rule 144A Information provided by the Company or any Guarantor to any holder or prospective purchaser of Notes pursuant to Section 5(h), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, including any losses, claims, damages or liabilities arising out of or based upon the Company's or any Guarantor's failure to perform its obligations under Section 5(a) of this Agreement, and will reimburse each Initial Purchaser for any legal or other expenses reasonably incurred by such

Initial Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Initial Purchaser through Credit Suisse First Boston Corporation ("CSFBC") specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below. The foregoing indemnity agreement with respect to any Preliminary Offering Circular shall not inure to the benefit of any Initial Purchaser who failed to deliver a Final Offering Circular, as then amended or supplemented, (so long as the Offering Circular and any amendment or supplement thereto was provided by the Company to the several Initial Purchasers in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing Date) to the person asserting any losses, claims, damages or liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured in the Offering Circular, as so amended or supplemented.

          (b) Each Initial Purchaser will severally and not jointly indemnify and hold harmless the Company and the Guarantors, their respective directors and officers and each person, if any, who controls the Company or the Guarantors within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities to which the Company or the Guarantors may become subject, under the Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Circular, or any amendment or supplement thereto, or the Preliminary Offering Circular, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Initial Purchaser through CSFBC specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company or the Guarantors in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Initial Purchaser consists of the following information in the Offering Circular furnished on behalf of each Initial Purchaser: the third sentence of the eighth paragraph, the ninth paragraph and the twelfth paragraph under the caption "Plan of Distribution"; provided, however, that the Initial Purchasers shall not be liable for any losses, claims, damages or liabilities arising out of or based upon the Company's or any Guarantor's failure to perform its obligations under
Section 5(a) of this Agreement.

          (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party.

          (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other from the offering of the Initial Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantor on the one hand and the Initial Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (after underwriting discounts and commissions, but before deducting expenses) received by the Company, and the total discounts and commissions received by the Initial Purchasers bear to the total price to investors of the Initial Notes. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Initial Notes purchased by it were resold exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Initial Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint.

          (e) The obligations of the Company and the Guarantors under this Section shall be in addition to any liability that the Company or the Guarantors may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Initial Purchaser within the meaning of the Act or the Exchange Act; and the obligations of the Initial Purchasers under this Section shall be in addition to any liability that the respective Initial Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company or the Guarantors within the meaning of the Act or the Exchange Act.

     9. Conditions of Initial Purchasers' Obligations. The obligations of the Initial Purchasers to purchase the Initial Notes under this Agreement are subject to the satisfaction of each of the following conditions:

          (a) All the representations and warranties of the Company and the Guarantors contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

          (b) On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Company or any Guarantor or any securities of the Company or any Guarantor (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act, (ii) there shall not have occurred any change, nor shall any notice have been given of any potential or intended change, in the outlook for any rating of the Company or any Guarantor or any securities of the Company or any Guarantor by any such rating organization, and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Notes than that on which the Notes were marketed. It being understood that, as of the date hereof, Moody's Investors Services, Inc. has assigned a Caa1 rating with a negative outlook, and Standard & Poor's Ratings Services has assigned a CCC rating with a stable outlook, to the Company's securities.

          (c) Since the respective dates as of which information is given in the Offering Circular, other than as set forth in the Offering Circular (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there shall not have occurred any change or any development involving a prospective change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there shall not have been any change or any development involving a prospective change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and (iii) neither the Company nor any of its subsidiaries shall have incurred any liability or obligation, direct or contingent, the effect of which, in any such case described in clause 9(c)(i), 9(c)(ii) or 9(c)(iii), in your judgment, is material and adverse and, in your judgment, makes it impracticable to market the

Initial Notes on the terms and in the manner contemplated in the Offering Circular.

          (d) You shall have received on the Closing Date a certificate dated the Closing Date, signed by the Chief Executive Officer and the Chief Financial Officer of the Company and each of the Guarantors, confirming the matters set forth in Sections 9(a), 9(b) and 9(c) and stating that each of the Company and the Guarantors has complied with all the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied on or prior to the Closing Date.

          (e) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Initial Purchasers), containing customary assumptions, qualifications and exceptions, dated the Closing Date, of Arnall Golden Gregory LLP, counsel for the Company and the Guarantors, to the effect that:

               (i) each of the Company and its subsidiaries is duly incorporated or organized, is validly existing as a corporation or limited liability company in good standing under the laws of its jurisdiction of incorporation or organization and has the corporate (or similar) power and authority to carry on its business as described in the Offering Circular and to own, lease and operate its properties;

               (ii) each of the Company and its subsidiaries is duly qualified and is in good standing as a foreign corporation or limited liability company authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect;

               (iii) all the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, nonassessable and not subject to any preemptive or similar rights (except those granted to the holders of the Company's Series A Convertible Preferred Stock);

               (iv) all of the outstanding shares of capital stock or membership interests of each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable, and are owned by the Company, free and clear of any Lien, except as expressly provided under the Credit Agreement and the Sprint PCS Management Agreement;

               (v) the Indenture has been duly authorized, executed and delivered by the Company and each Guarantor and is a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms;

               (vi) the Initial Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the

          Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms;

               (vii) the Guarantees endorsed on the Initial Notes have been duly authorized and, when the Initial Notes are executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Guarantees endorsed thereon will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Guarantors, enforceable against each of the Guarantors in accordance with their terms;

               (viii) this Agreement has been duly authorized, executed and delivered by the Company and the Guarantors;

               (ix) the Registration Rights Agreement has been duly authorized, executed and delivered by the Company and the Guarantors and is a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms;

               (x) the Pledge and Escrow Agreement has been duly authorized, executed and delivered by the Company and the Guarantors and is a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms;

               (xi) the Exchange Notes have been duly authorized;

               (xii) the Guarantees to be endorsed on the Exchange Notes have been duly authorized;

               (xiii) the statements under the captions "Business--SBA Agreement," "Business--Motorola Product Supply Agreement," "Business--Alliances Network Services Agreement," "The Sprint PCS Agreements," "Description of Certain Indebtedness," "Principal Stockholders," "Management--2000 Stock Option Plan," "Certain Transactions," "Regulation of the Wireless Telecommunications Industry," "Description of Capital Stock," "Description of Notes," "Certain United States Federal Tax Considerations" and "Plan of Distribution" in the Offering Circular, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present in all material respects such legal matters, documents and proceedings;

               (xiv) neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws and, except as disclosed in the Offering Circular or as would not have a Material Adverse Effect, neither the Company nor any of its subsidiaries is in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument listed on Schedule 1 attached hereto (which Schedule contains all the material agreements and instruments, as represented by the Company, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound);

               (xv) the execution, delivery and performance of this Agreement and the other Operative Documents by the Company and each of the Guarantors, the compliance by the Company and each of the Guarantors with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states or under the Act as to the registration required under the Registration Rights Agreement), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its subsidiaries or, to the best of such counsel's knowledge after due inquiry, any indenture, loan agreement, mortgage, lease or other agreement or instrument listed on Schedule 1 attached hereto, (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over  the  Company,  any  of  its  subsidiaries  or  their  respective property, (iv) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, or (v) to the best of such counsel's knowledge after due inquiry, result in the termination, suspension or revocation of any material Authorization of the Company or any of its subsidiaries or result in any other impairment of the rights of the holder of any such Authorization.

               (xvi) each of the Sprint Agreements (A) has been duly authorized, executed and delivered by, (B) constitutes the valid and binding obligation of, and (C) is enforceable in accordance with its terms against, the Company and any Related Party, to the extent each is a party thereto;

               (xvii) the performance of the Sprint Agreements (including, without limitation, the Sprint PCS Management Agreement) by the Company and any of its affiliates that are a party thereto, the compliance by the Company and such affiliates with all the provisions thereof and the consummation of the transactions contemplated thereby do not (A) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as have already been obtained), (B) conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event which with notice or lapse of time, or both, would constitute a breach of or a default under), the certificate of incorporation or by-laws (or similar governing document) of the Company or any of its subsidiaries or, to the best of such counsel's knowledge after due inquiry, any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, (C) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, any of its subsidiaries or their respective property or (D) to the best of such counsel's knowledge after due inquiry, result in the suspension, termination or revocation of any material Authorization of the Company or any of its subsidiaries or any other impairment of the rights of the holder of any such Authorization;

               (xviii) after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is or could be a party or to which any of their respective property is or could be subject, which might result, singly or in the aggregate, in a Material Adverse Effect.

               (xix) to the best of such counsel's knowledge after due inquiry, neither the Company nor any of its subsidiaries has violated any Environmental Law or any provisions of ERISA, any provisions of the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect;

               (xx) to the best of such counsel's knowledge after due inquiry, each of the Company and its subsidiaries has such Authorizations of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. To the best of such counsel's knowledge after due inquiry, each such Authorization is valid and in full force and effect and each of the Company and its subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and, to the best of such counsel's knowledge after due inquiry, such Authorizations contain no restrictions that are burdensome to the Company or any of its subsidiaries; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect;

               (xxi) none of the Company or the Guarantors is or, after giving effect to the offering and sale of the Initial Notes and the application of the net proceeds thereof as described in the Offering Circular, will be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

               (xxii) to the best of such counsel's knowledge after due inquiry, except as specifically disclosed in the Offering Circular, there are no contracts, agreements or understandings between the Company or any Guarantor and any person granting such person the right to require the Company or such Guarantor to file a registration statement under the Act with respect to any debt securities of the Company or such Guarantor or to require the Company or such Guarantor to include such securities with the Notes and the Guarantees registered pursuant to any Registration Statement;

               (xxiii) the Indenture complies as to form in all material respects with the requirements of the TIA, and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder. It is not necessary in connection with the offer, sale and delivery of the Initial Notes to the Initial
          Purchasers in the manner contemplated by this Agreement or in connection with the Exempt Resales to qualify the Indenture under the TIA.

               (xxiv) no registration under the Act of the Initial Notes is required for the sale of the Initial Notes to the Initial Purchasers as contemplated by this Agreement or for the Exempt Resales assuming that (i) each Initial Purchaser is a QIB or a Regulation S Purchaser,
          (ii) the accuracy of, and  compliance  with,  the Initial  Purchasers'
          representations and agreements contained in Section 7 of this Agreement, (iii) the accuracy of the representations of the Company and the Guarantors set forth in Sections 6(z), (bb) and (dd) through
          (ii) of this Agreement.

               (xxv) such counsel has no reason to believe that, as of the date of the Offering Circular or as of the Closing Date, the Offering Circular, as amended or supplemented, if applicable (except for the financial statements and other financial data included therein, as to which such counsel need not express any belief), contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     The opinion of Arnall Golden Gregory LLP described in Section 9(e) above shall be rendered to you at the request of the Company and the Guarantors and shall so state therein. In giving such opinion with respect to the matters covered by Section 9(e)(xxv), Arnall Golden & Gregory, LLP may state that their opinion and belief are based upon their participation in the preparation of the Offering Circular and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

          (f) The Initial Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, of Latham & Watkins, counsel for the Initial Purchasers, in form and substance reasonably satisfactory to the Initial Purchasers.

          (g) The Initial Purchasers shall have received, at the time this Agreement is executed and at the Closing Date, letters dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchasers from Arthur Andersen LLP, independent public accountants, containing the information and statements of the type ordinarily included in accountants' "comfort letters" to the Initial Purchasers with respect to the financial statements and certain financial information contained in the Offering Circular.

          (h) The Initial Notes shall have been approved by the NASD for trading and duly listed in PORTAL.

          (i)  The  Company  and  the   Guarantors   shall  have   executed  the
Registration Rights Agreement, and the Initial Purchasers shall have received an original copy thereof, duly executed by the Company and the Guarantors.

          (j) The Company, the Guarantors and the Escrow Agent shall have executed the Pledge and Escrow Agreement and the Initial Purchasers shall have received an original copy thereof, duly executed by the Company, the Guarantors and the Escrow Agent.

          (k) The Company shall have deposited $[47,775,000] of the proceeds received from the offering of the Initial Notes into the Escrow Account and shall have provided to the Initial Purchasers evidence thereof reasonably satisfactory to the Initial Purchasers.

          (l) Neither the Company nor the Guarantors shall have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company or the Guarantors, as the case may be, at or prior to the Closing Date.

     10. Effectiveness of Agreement and Termination. This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

     This Agreement may be terminated at any time on or prior to the Closing Date by the Initial Purchasers by written notice to the Company if any of the following has occurred: (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as one enterprise which, in the good faith judgment of a majority in interest of the Initial Purchasers including you, is material and adverse and makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Initial Notes; (ii) any downgrading in the rating of any debt securities or preferred stock of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities or preferred stock of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or any announcement that the Company has been placed on negative outlook; (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of a majority in interest of the Initial Purchasers including you, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Initial Notes, whether in the primary market or in respect of dealings in the secondary market; (iv) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (v) any banking moratorium declared by U.S. Federal or New York authorities; (vi) any major disruption of settlements of securities; or
(vii) any attack on, outbreak or escalation of hostilities or acts of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of a majority in interest of the Initial Purchasers including you, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Initial Notes.

     If any Initial Purchaser or Initial Purchasers default in their obligations to purchase Initial Notes hereunder and the aggregate principal amount of Initial Notes that such defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase does not exceed 10% of the total principal amount of Initial Notes, CSFBC may make arrangements satisfactory to the Company for the purchase of such Initial Purchasers by other persons, including any of the Initial Purchasers, but if no such arrangements are made by the Closing Date, the non-defaulting Initial Purchasers shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Initial Notes that such defaulting Initial Purchasers agreed but failed to purchase. If any Initial Purchaser or Initial Purchasers so default and the aggregate principal amount of Initial Notes with respect to which such default or defaults occur exceeds 10% of the total principal amount of Initial Notes and arrangements satisfactory to CSFBC and the Company for the purchase of such Initial Notes by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Initial Purchaser or the Company, except as provided in Section
9. As used in this Agreement, the term "Initial Purchaser" includes any person substituted for an Initial Purchaser under this Section. Nothing herein will relieve a defaulting Initial Purchaser from liability for its default.

     11. Miscellaneous. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company or any Guarantor, to Horizon PCS, Inc., 68 East Main Street, Chillicothe, Ohio 45601, Attention:
President, and (ii) if to the Initial Purchasers, c/o Credit Suisse First Boston Corporation, 11 Madison Avenue, New York, New York 10010, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

     The  respective  indemnities,  contribution  agreements,   representations,
warranties and other statements of the Company, the Guarantors and the Initial Purchasers set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Initial Notes, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchasers, the officers or directors of the Initial Purchasers, any person controlling the Initial Purchasers, the Company, any Guarantor, the officers or directors of the Company or any Guarantor, or any person controlling the Company or any Guarantor, (ii) acceptance of the Initial Notes and payment for them hereunder and (iii) termination of this Agreement.

     If for any reason the Initial Notes are not delivered by or on behalf of the Company as provided herein (other than as a result of any termination of this Agreement pursuant to Section 10 or the default of the Initial Purchasers), the Company and each Guarantor, jointly and severally, agree to reimburse the Initial Purchasers for all reasonable out-of-pocket expenses (including the fees and disbursements of counsel) incurred by the Initial Purchasers. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it has agreed to pay pursuant to Section 5(i) hereof. The Company and each Guarantor also agree, jointly and severally, to reimburse the Initial Purchasers and their respective officers, directors and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act for any and all fees and expenses (including without limitation the reasonable fees and expenses of counsel) incurred by them in connection with enforcing their rights under this Agreement (including without limitation its rights under Section 8).

     Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Guarantors, the Initial Purchasers, the Initial Purchasers' directors and officers, any controlling persons referred to herein, the directors of the Company and the Guarantors and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Initial Notes from the Initial Purchasers merely because of such purchase.

     This Agreement shall be governed and construed in accordance with the laws of the State of New York.

     This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

     Please confirm that the foregoing correctly sets forth the agreement among the Company, the Guarantors and the Initial Purchasers.

                            Very truly yours,

                            HORIZON PCS, INC.

                            By:  /s/ William A. McKell
                                 ----------------------------------------------
                                 Name:  William A. McKell
                                 Title: President


                            HORIZON PERSONAL COMMUNICATIONS, INC.

                            By:  /s/ William A. McKell
                                 ----------------------------------------------
                                 Name:  William A. McKell
                                 Title: President


                            BRIGHT PERSONAL COMMUNICATIONS SERVICES, LLC

                            By:  /s/ Peter Holland
                                 ----------------------------------------------
                                 Name:  Peter Holland
                                 Title: Chief Financial Officer



CREDIT SUISSE FIRST BOSTON CORPORATION
FIRST UNION SECURITIES, INC.
BEAR, STEARNS & CO. INC.
LEHMAN BROTHERS INC.

BY:  CREDIT SUISSE FIRST BOSTON CORPORATION


By:  /s/ Christopher E. Morris
     ---------------------------------
     Name:  Christopher E. Morris
     Title: Managing Director

                                   SCHEDULE 1

                               Material Agreements

1. Indenture dated as of September 26, 2000 between Horizon PCS, Inc., Horizon Personal Communications, Inc., Bright Personal Communications Services LLC, and Wells Fargo Bank Minnesota, National Association.

2. Note Guarantee of Horizon Personal Communications, Inc. dated as of September 26, 2000.

3. Note Guarantee of Bright Personal Communications Services, LLC. dated as of September 26, 2000.

4. Sprint PCS Management Agreement between Sprint Spectrum, L.P., SprintCom, Inc., Horizon Personal Communications, Inc., and Sprint Communications Company, L.P. dated June 8, 1998.

5. Addendum I to Sprint PCS Management Agreement by and among Sprint Spectrum, L.P., SprintCom, Inc., Sprint Communications, L.P., and Horizon Personal Communications, Inc., dated June 8, 1998.

6. Addendum II to Sprint PCS Management Agreement, by and among Sprint Spectrum, L.P., SprintCom, Inc., Horizon Personal Communications, Inc., and Sprint Communications Company, L.P. dated August 12, 1999.

7. Addendum III to Sprint PCS Management Agreement by and among Sprint Spectrum L.P., WirelessCo, L.P., SprintCom, Inc., PhillieCo, L.P., Sprint Communications Company, L.P., and Horizon Personal Communications, Inc., dated May 19, 2000.

8.   Letter  Agreement,  dated  July 3, 2000,  between  Sprint  Spectrum,  L.P.,
     SprintCom, Inc. and Horizon Personal Communications, Inc. (Sometimes referred to as "Addendum IV").

9.   Sprint PCS Services  Agreement  between Sprint  Spectrum  L.P.,  SprintCom,
     Inc.,   Sprint   Communications   Company,   L.P.   and  Horizon   Personal
     Communications, Inc., dated June 8, 1998.

10.  Sprint  Trademark  and  Service  Mark  License   Agreement  between  Sprint
     Spectrum, L.P., SprintCom, Inc., Sprint Communications Company, L.P. and Horizon Personal Communications, Inc., dated June 8, 1998.

11. Sprint Spectrum Trademark and Service Mark License Agreement between Sprint Spectrum L.P., SprintCom, Inc., Sprint Communications Company, L.P. and Horizon Personal Communications, Inc., dated June 8, 1998.

12. Sprint PCS Management Agreement between WirelessCo, L.P., SprintCom, Inc., Sprint Spectrum, L.P. and Bright Personal Communications Services, LLC, dated October 13, 1999.

13. Sprint PCS Services Agreement between Sprint Spectrum, L.P. and Bright Personal Communications Services, LLC, dated October 13, 1999.

14.  Sprint  Trademark  and  Service  Mark  License   Agreement  between  Sprint
     Communications Company, L.P. and Bright Personal Communications Services, LLC, dated October 13, 1999.

15. Sprint Spectrum Trademark and Service Mark License Agreement between Sprint Spectrum, L.P. and Bright Personal Communications Services, LLC, dated October 13, 1999.

16. Addendum V to Sprint PCS Management Agreement dated as of June 1, 2001, by and among Horizon Personal Communications, Inc., Sprint Spectrum, L.P., SprintCom, Inc., and Sprint Communications Company L.P.

17. Addendum VI to Sprint PCS Management Agreement by and among Horizon Personal Communications, Inc., Sprint Spectrum, L.P., SprintCom, Inc. and Sprint Communications Company L.P.

18. Network Services Agreement by and between West Virginia PCS Alliance, L.C., Virginia PCS Alliance, L.C. and Horizon Personal Communications, Inc., dated August 12, 1999, as amended.

19. Amendment to Network Services Agreement by and among Horizon Personal Communications, Inc., West Virginia PCS Alliance, L.C. and Virginia PCS Alliance, L.C. dated as of August 20, 2001.

20. PCS CDMA Product Supply Contract by and between Motorola, Inc. and Horizon Personal Communications, Inc.

21. Site Development Agreement by and between Horizon Personal Communications, Inc. and SBA Towers, Inc., dated August 17, 1999.

22. Master Site Agreement by and between SBA Towers, Inc. and Horizon Personal Communications, Inc., dated July 1999.

23.  First  Addendum to Master  Site  Agreement  by and among SBA Towers,  Inc.,
     Bright  Personal   Communications   Services,  LLC,  and  Horizon  Personal
     Communications, Inc., dated April 24, 2000.

24.  Master   Design   Build   Agreement   by  and  between   Horizon   Personal
     Communications, Inc. and SBA Towers, Inc., dated August 17, 1999.

25. Master Site Agreement by and between SBA Towers, Inc. and Bright Personal Communications Services, LLC, dated October 1, 1999.

26. Master Design Build Agreement by and between Bright Personal Communications Services, LLC and SBA Towers, Inc., dated October 1, 1999.

27. Securities Purchase Agreement dated September 26, 2000 by and among Horizon PCS, Inc. Apollo Investment Fund IV, L.P., Apollo Overseas Partners IV, L.P., Ares Leveraged Investment Fund, L.P., Ares Leveraged Investment Fund II, L.P. and First Union Investors, Inc.

28. Investors Rights and Voting Agreement dated September 26, 2000 by and among Horizon PCS, Inc., Apollo Investment Fund IV, L.P., Apollo Overseas Partners IV, L.P., Ares Leveraged Investment Fund, L.P., Ares Leveraged Investment Fund II, L.P. and First Union Investors, Inc. and Horizon Telcom, Inc.

29. Registration Rights Agreement dated September 26, 2000 by and among Horizon PCS, Inc., Apollo Investment Fund IV, L.P., Apollo Overseas Partners IV, L.P., Ares Leveraged Investment Fund, L.P., Ares Leveraged Investment Fund II, L.P. and First Union Investors, Inc.

30. Credit Agreement, dated as of September 26, 2000, by and among Horizon Personal Communications, Inc., and Bright Personal Communications Services, LLC, Horizon PCS, Inc. (the "Parent") and certain Subsidiaries of the Parent, the several banks and other financial institutions as may from time to time become parties to this Agreement, First Union National Bank, as Administrative Agent, Westdeutsche Landesbank Girozentrale, as Syndication Agent and Arranger and Fortis Capital Corp., as Documentation Agent.

31. First Amendment to Credit Agreement and Assignment dated November 20, 2000, by and among Horizon Personal Communications, Inc. and Bright Personal Communications Services, LLC, Horizon PCS, Inc. (the "Parent") and certain subsidiaries of the Parent, Existing Lenders, New Lenders, First Union National Bank, as Administrative agent, Westdeutsche Landesbank Girozentrale, as Syndication Agent and Arranger and Fortis Capital Corp., as Documentation Agent.

32. Second Amendment to Credit Agreement and Assignment, dated June 29, 2001, by and among Horizon Personal Communications, Inc. and Bright Personal Communications Services, LLC, Horizon PCS, Inc. (the "Parent") and certain Subsidiaries of the Parent, Existing Lenders, New Lenders, First Union National Bank, as Administrative Agent, Westdeutsche Landesbank Girozentrale, as Syndication Agent and Arranger, and Fortis Capital Corp., as Documentation Agent, incorporated by reference to the Exhibit with the same number filed with the Current Report on Form 8-K of Horizon PCS, Inc. (SEC File No. 333-51240).

33. Third Amendment to Credit Agreement and Waiver dated as of November 26, 2001 by and among Horizon Personal Communications, Inc., and Bright Personal Communications Services, LLC, Horizon PCS, Inc. (the "Parent") and certain Subsidiaries of the Parent, the several banks and other financial institutions as may from time to time become parties to the Agreement, First Union National Bank, as Administrative Agent, Westdeutsche Landesbank Girozentrale, as Syndication Agent and Arranger and Fortis Capital Corp., as Documentation Agent.

                                   SCHEDULE A

                     Initial Purchaser                 Principal Amount of Notes

Credit Suisse First Boston Corporation.................       $   87,500,000
First Union Securities, Inc............................           52,500,000
Bear, Stearns & Co. Inc................................           17,500,000
Lehman Brothers Inc....................................           17,500,000

         Total.........................................       $  175,000,000

                                   SCHEDULE B

                                  Subsidiaries

                      Horizon Personal Communications, Inc.

                  Bright Personal Communications Services, LLC

                                    EXHIBIT A

                      Form of Registration Rights Agreement




1420152